Destra Granahan Small Cap Advantage Fund

a series of Destra Investment Trust

February 17, 2021

Supplement to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2021

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI

On February 11, 2021, Destra Capital Management LLC (“DCM”), the parent company of the Fund’s current investment adviser, Destra Capital Advisors LLC (“Destra”), bought back Continuum Funds Holdings, LLC’s control features and equity interests in DCM (the “Transaction”). The Transaction resulted in a change of control of Destra. However, as approved by shareholders, Destra and Granahan Investment Management, Inc. will continue to serve as the Fund’s investment adviser and investment sub-adviser, respectively.

Please retain this Supplement with your Prospectus and SAI for future reference.